UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2017

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

40 Westminster Street, Providence, Rhode Island  02903
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 31, 2017, the Board of Directors of Textron Inc. (“Textron”) elected Deborah Lee James as a member of the Board effective July 1, 2017.  James recently retired as the 23rd Secretary of the United States Air Force, as position she had held since December 2013.  Ms. James will serve on the Board’s Audit Committee and Nominating and Corporate Governance Committee.

Prior to her role as Secretary of the Air Force, James held various executive positions during an 11-year tenure at Science Applications International Corporation (SAIC), a provider of services and solutions in the areas of defense, health, energy, infrastructure, intelligence, surveillance, reconnaissance and cybersecurity to agencies of the U.S. Department of Defense (DoD), the intelligence community, the U.S. Department of Homeland Security (DHS), foreign governments and other customers, most recently serving as Sector President, Technical and Engineering of the Government Solutions Group, a position she held from February through December of 2013.  She previously served as SAIC’s Executive Vice President for Communications and Government Affairs, a position she assumed in 2010. James joined SAIC in 2002 as the Director of Homeland Security within SAIC, then in 2005 became Business Unit General Manager of the Command, Control, Communications, Computers, and Information Technology business unit.  Earlier in her career, James served as Professional Staff Member for the House Armed Services Committee and as the DoD Assistant Secretary of Defense for Reserve Affairs.

Ms. James will participate in Textron’s Director Compensation Program as described in Exhibit 10.15 to Textron’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016, which is incorporated by reference herein.  Pursuant to such program, Ms. James will be issued 2,000 restricted shares of Textron Common Stock.  Textron and Ms. James also will enter into Textron’s standard Directors Indemnity Agreement, pursuant to which Textron will, subject to certain limitations, indemnify Ms. James in connection with any claim arising in connection with her service as a Textron Director and will advance and pay her expenses incurred in connection with such claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.

By:	/s/ E. Robert Lupone
E. Robert Lupone,
Executive Vice President, General Counsel and Secretary

Date:  May 31, 2017